                                                                   EXHIBIT 10.58


 [LOGO]              FIRST FINANCIAL CARIBBEAN CORPORATION

                                December 7, 1994

David Lewis
71 Washington Street
Condado, Puerto Rico 00907

                 Re.:  FFCC  #2 Class B   $565,355   Face 7.40%
                             #3     "      675,374        7.40%
                             #6     "      306,626        6.75%
                             #7     "      841,927        6.00%
                             #8     "      692,366        6.25%
                             #9     "    1,181,386        5.80%
                             #10    "    1,315,119       6.385%
                             #11    "    1,780,379        6.35%

Dear Mr. Levis:

         As agreed, on December 8, 1994, we will deliver the above-referenced Class B Certificates, and the following are the details of this transaction:

Principal Balance         (Trust #2) of 501,043.15 O/B @ 88.50 (To yield 10%)    =$ 443,423.20
                           (Trust #3) of 593,698.60 O/B @ 88.50 (To yield 10%)   =  525,423.26
                           (Trust #7) of 792,979.19 O/B @ 85.65 (To yield  9%)   =  679,186.68
                           (Trust #8) of 662,671.25 O/B @ 86.20 (To yield  9%)   =  571,222.62
                           (Trust #9) of 1,138,579.18 O/B @ 84.16 (To yield  9%) =  958,228.23
                           (Trust #11)of 1,758,965.43 O/B @ 85.61 (To yield  9%) =1,505,850.30
                                                                                 -------------
                                                          Total Principal        $4,683,334.29
                                                                                 =============


         The above certificates will be given to Mr. David Levis on December 8, 1994 and registered in his name. In consideration of the above, David Levis will deliver to First Financial Caribbean Corporation on December 8, 1994 the following P.R. GNMA Certificates.

                        DESCRIPTION                             FACE                        OUTSTANDING BAL.
                        -----------                             ----                        ----------------
GNMA                       #90629 8.50%                   $1,193,681.09                       $ 689,724.50
                           #43039 7.50%                    1,009,265.00                       1,009,265.00
                          #376629 7.00%                    1,018,276.00                       1,018,276.00
                          #379073 7.00%                    1,018,344.00                       1,018,344.00
                          #379074 7.00%                    1,009,434.00                       1,009,434.00
                                                                                              ------------
                                                                                             $4,745,043.50
                                                                                             =============

         Additionally, FFCC will pledge and deliver to David Levis as additional collateral the following Class B Certificates:

                 FFCC # 6 $ 306,626 face $284,674.68 O/B 6.75% Coupon
                    #10 $1,315,119 face $1,281,056.23 O/B 6.385% Coupon

         This additional collateral represents approximately 25% of haircut. The 25% overcollateralization is to be maintained at all times to reflect changes in market price. If FFCC cannot comply with this agreement, David Levis may at his option accelerate the put option described below.

         Furthermore, it has been agreed that First Financial has the right to call back the certificates at any time with 10 days prior notice. If this call option is exercised, First Financial will deliver back all the GNMA's and David Levis will deliver back all of the Class B Certificates plus any principal he may have received on the Class B Certificates.

         Also, it has been agreed that David Levis has the option to put back the Certificates at any time with 10 days prior notice but not earlier than December 8, 1995. If this option is exercised, FFCC will give back all of the GNMA's and David Levis will give back all of the Class B Certificates plus any principal he may have received on the Class B Certificates. In addition, David Levis will reimburse First Financial the cost of financing the GNMA's which cost will not exceed 6% per annum.


                                       Sincerely,

                                   /s/ RICHARD BONINI
                                       Richard Bonini
                                       Senior Executive Vice President





Accepted by:   /s/ David Levis         Date:
            ---------------------------     ---------------------------
                   David Levis